BARON

FUNDS®

BARON INVESTMENT FUNDS TRUST

Supplement to Current Prospectus

The following changes relate to “Special Information about the Baron Funds® Website” in the prospectus.

For Retail Shares, the Funds impose a limit of $7,000 per initial purchase transaction or subsequent transaction through the website for retirement accounts ($8,000 for individuals 50 or older). For Institutional Shares and R6 Shares, the Funds impose a limit of $7,000 for subsequent transactions through the website for retirement accounts ($8,000 for individuals 50 or older).

Dated March 19, 2024